GUARANTY AGREEMENT

      This Guaranty Agreement (the "Guaranty") is made, given and delivered as of June 17, 1998, by BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Guarantor") to BANC ONE CAPITAL PARTNERS IV, LTD., an Ohio limited liability company (the "Lender").

                                  Background

      The following is a mutual statement by the parties of certain factual matters that form the basis of this Guaranty.

      A. Loan Agreement. AH Michigan Subordinated, LLC, an Ohio limited liability company (the "Borrower"), and the Lender have entered into a certain Loan Agreement concurrently with the execution of this Guaranty (the "Loan Agreement"), pursuant to which the Lender has agreed to lend to the Borrower up to the sum of $11,000,776, subject to additional advances as described in the Loan Agreement (the "Loan"). The Borrower has also executed certain Promissory Notes of even date herewith, in favor of the Lender, further evidencing the Loan (the "Notes"). All terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

      B. Owner. AH Michigan Owner Limited Partnership (the "Owner"), the sole partners of which are the Borrower and AH Michigan CGP, Inc., an Ohio corporation (the "General Partner") which acts as the sole general partner of the Owner. The Borrower is the sole shareholder of the General Partner.

      C. Project. The Owner intends to develop a an independent living facility with a non-licensed assisted living component for the elderly in Southfield, Michigan, which is to be known as "The Heritage at Southfield" (the "Project"). The Lender has agreed to make the Loan to the Borrower to be used as a an equity contribution to the Owner, the proceeds of which will fund a portion of the Project costs.

      D. Guarantor. Brookdale Living Communities of Michigan, Inc. (the "Manager") is the manager and developer of the Project pursuant to a certain Amended and Restated Development Agreement with the Owner of even date herewith (the "Development Agreement") and a certain Management Agreement with the Owner of even date herewith (the "Management Agreement"). The Guarantor is an Affiliate of the Manager and will derive material benefits from the Loan.

NOW, THEREFORE, for and in consideration of the promises, in order to induce the Lender to make the Loan and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor does hereby guarantee and the parties do hereby agree, as follows:

                            Statement of Agreement

      Section 1.  Payment Guaranty.

      A. The Guarantor, absolutely and unconditionally, hereby guarantees to the Lender the full, prompt and complete repayment of all of the Borrower's obligations under the Notes, in any of the following circumstances:

            (a) The Manager files a voluntary petition in bankruptcy or engages in any other voluntary act of insolvency;

            (b) Any material, intentional misrepresentations of fact to the Owner, the Borrower or the Lender by the Guarantor or the Manager, or any of their respective authorized agents or representatives contained in any Loan Document or in any other written document delivered in connection with the Loan;

            (c) Fraud or misappropriation of funds on the part of the Guarantor or the Manager with respect to the Project;

            (d) The Guarantor, the Manager or any of their respective Affiliates contests, impairs or otherwise challenges the Lender's right or ability to foreclose on its security interest, or at Lender's option, to become the undisputed, absolute owner of all or any portion of the Membership Interests (subject to Brookdale's Equity Option) or to exercise its rights pursuant to its Special Management Interest; or

            (e) The breach of the Guarantor's obligations under Section 1(C), below.

            B. The Guarantor, absolutely and unconditionally, hereby guarantees to the Lender the full, prompt and complete reimbursement of all costs, losses, expenses and damages (including reasonable attorneys' fees), exclusive of consequential damages, sustained or incurred by the Lender, as a result of: (a) any material physical waste at the Project or of the Property by the Guarantor, the Manager or any of their respective authorized agents or representatives; (b) the failure to apply insurance or condemnation proceeds by the Guarantor, the Manager or any of their respective authorized agents or representatives in accordance with the requirements of the Senior Loan Documents; (c) any shortfall between (i) the sum of the Re-sized Amount and the Preferred Equity available from the Senior Lender and (ii) the unpaid Principal, (as such terms are defined in the Senior Loan Documents), but only to the extent the Lender pays or causes to be paid such shortfall to the Senior Lender and Brookdale would otherwise be liable to the Senior Lender for the payment of such amount pursuant to its Guaranty of Payment (as such term is defined in the Senior Loan Documents); or
(d) the failure of the Borrower to pay Scheduled Debt Service on the Priority Note for the monthly periods, if any, after the Original Expected Conversion Date (as such term is defined in the Senior Loan Documents) through and including the Maturity Date.

            C. Without the prior written consent of the Lender exercised in its sole discretion, the Guarantor shall not (i) permit any financing pursuant to the Master Financing Facility

Agreement (as such term is defined in the Senior Loan Documents) other than the Senior Loan and the loan by Senior Lender of even date herewith to AH Texas Owner Limited Partnership (the "Texas Senior Loan") or (ii) otherwise permit the Senior Loan to be cross-defaulted and/or cross-collateralized with any loan other than the Texas Senior Loan.

            D. The Guarantor, absolutely and unconditionally, hereby guarantees to the Lender the full, prompt and complete payment and performance of the obligations of the Borrower pursuant to Section 6.1(m) of the Loan Agreement; provided, however, that so long as no Event of Default then exists, the guaranty pursuant to this Section 1(D) (except with respect to Guarantor's liability for any sums due and payable under this Guaranty as of the date of such termination and any sums thereafter becoming payable pursuant to Section 5 of this Guaranty) shall terminate on the Payment Obligations Termination Date (as such term is defined in the Senior Loan Documents).

            Section  2.  Unconditional  Obligations.   The  obligations  of  the
Guarantor under this Guaranty (the "Obligations") are absolute and unconditional, and shall not be impaired by any action or omission to act, with or without notice to the Guarantor (except for such notices as expressly required by the Loan Documents or the Intercreditor Agreement), of the Lender or any other holder or beneficiary of any of the Obligations, or by reason of any other circumstance which might otherwise constitute a discharge or defense of the Guarantor. Except as expressly contained herein in the Intercreditor Agreement or the other Loan Documents, the Guarantor hereby expressly waives diligence, presentment, protest, notice of dishonor, demand for payment or performance, extension of time of payment or performance, notice of acceptance of this Guaranty, and indulgences and notices of every kind under the Loan Agreement, the Notes or any of the other Loan Documents and consent to any and all forbearances and extensions of time thereunder and to any and all changes in the terms, covenants and conditions thereof, and agree that they shall not be released hereunder by any matter or things whatsoever whereby it as Guarantor and surety otherwise would or might be released, other than a written release delivered by the Lender or by payment or performance of the Obligations or by payment in full of the Notes and all other obligations of the Borrower under the Loan Agreement.

            Section 3. Costs and Expenses. The Guarantor agrees to pay all the reasonable costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Lender in enforcing or attempting to enforce this Guaranty following any default on the part of the Guarantor hereunder, whether the same shall be enforced by suit or otherwise. If any such fees and expenses are not so reimbursed, the amount thereof shall, to the extent permitted by law, constitute indebtedness due hereunder.

            Section 4. Financial Statements and Compliance Certificate. The Guarantor agrees to provide to the Lender, not later than one hundred twenty
(120) days following the end of each fiscal year, an audited income and cash flow statement and balance sheet as of the end of such fiscal year. The
Guarantor agrees to provide, or cause to be provided, to the Borrower the reports contemplated by Sections 6.1 (a) and (b) of the Loan Agreement for delivery by the Borrower to the Lender as contemplated therein. In connection with the delivery of the financial statements contemplated by this Section 4, the Guarantor shall cause to be delivered to the Lender a certificate substantially in the form of Exhibit A attached hereto.

            Secton 5. Rescission or Return of Payments. The Guarantor agrees that, if at any time all or any part of any payment theretofore applied by the Lender to any of the Obligations is or must be rescinded or returned by the Lender for any reason whatsoever (including without limitation the insolvency, bankruptcy or reorganization of the Borrower), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Guaranty shall continue to be effective or reinstated, as the case may be, as to such Obligations, all as though such application by the Lender had not been made.

            Section 6. Assignment or Transfer of Liabilities. The Lender may, from time to time, without notice to the Guarantor, assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any such interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the transferor.

            Section 7. Enforcement. The Obligations hereunder are joint and several and are independent of the obligations of the Borrower, and a separate action or actions may be brought and prosecuted against the Guarantor regardless of whether any action is brought against the Borrower or whether the Borrower be joined in any such action(s). The Guarantor hereby acknowledges and agree that it shall not be a condition precedent to the enforcement of this Guaranty by the Lender against the Guarantor that the Lender first seek recourse against the Borrower by reason of a breach or default by the Borrower.

            Section 8. Cumulative Remedies, Delays. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender and the Obligations of the Guarantor under this Guaranty. For the purpose of this Guaranty, Obligations shall include all obligations of the Guarantor hereunder, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such Obligations, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder.

            Section 9. Subordination. The Guarantor hereby subordinates any and all claims which it now has, or in the future may acquire, as a creditor of the Borrower or the Owner, to the prior payment and satisfaction in full of this Guaranty. If, prior to the payment and satisfaction, or termination, of this Guaranty, the Guarantor would, without reference to the provisions of this
Section 9, be entitled to receive any payment on account of any claim of the Guarantor against the Borrower or the Owner, all such payments shall be made instead to the Lender until the Obligations have been paid and satisfied in full, and the Guarantor hereby so direct. If the Guarantor receives any payment on account of any claim of the Guarantor against the Borrower or the Owner, the Guarantor shall immediately pay the same over to the Lender to be applied to the payment or satisfaction of the

Obligations, if any. Anything in this ss.9 to the contrary notwithstanding, Manager and the Guarantor may receive and retain payments (i) subject to the restrictions set forth in the Consent and Subordination of Manager (as hereinafter defined) under the Management Agreement and the

Development Agreement and (ii) under the Amended and Restated Property Management Agreement, if any, entered into between the Owner and the Manager as described in the Consent and Subordination of Manager. For purposes hereof, the "Consent and Subordination of Manager" shall mean that certain Consent and Subordination of Manager of even date herewith executed by the Manager in favor of the Lender. Anything herein to the contrary notwithstanding, the provisions of this ss.9 do not create any obligation on the part of the Owner to the Lender.

      ss. 10. Amendments, Modifications, Etc. No amendment, modification, termination, or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances. In addition, the Guarantor agrees not to amend the Equity Option Agreement or the Brookdale Option Agreement without the prior written consent of the Lender.

      ss. 11. No Reliance. The Guarantor acknowledges that it has independently investigated the legal, economic, tax, accounting and other consequences of the Loan and the transactions contemplated by the Loan Documents and have not received or relied in any way on any advice of the Lender or any of its Affiliates as to such consequences.

      ss. 12. Governing Law. This Guaranty was negotiated in the State of Ohio, accepted by the Lender in the State of Ohio, and the proceeds of the Loan guaranteed hereby were or are to be disbursed by Lender from the State of Ohio. The Guarantor and the Lender agree that the State of Ohio has a substantial relationship to the transaction evidenced hereby and agree that this Guaranty and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Ohio (without giving effect to principles of conflicts of law).

      ss. 13. Severability. In the event any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision shall be deemed replaced by the valid and enforceable provision that is substantially most similar to such invalid or unenforceable provision, but the remaining provisions shall not be affected thereby.

      ss. 14. Waiver of Jury Trial; Consent to Venue. THE GUARANTOR AND THE LENDER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE GUARANTOR OR THE LENDER. THE GUARANTOR AND THE LENDER SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. IN THE EVENT OF A DISPUTE UNDER THIS GUARANTY, THE GUARANTOR AND THE LENDER HEREBY

AGREE THAT EXCLUSIVE JURISDICTION AND VENUE LIES IN A COURT OF COMPETENT JURISDICTION IN FRANKLIN COUNTY, OHIO. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE GUARANTOR OR THE LENDER EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY SAME.

            ss. 15. Gender and Number. Terms that imply gender and number shall be construed to imply the relevant gender and number.

            ss. 16. Multiple Counterparts. This Guaranty may be signed in multiple counterparts with the same effect as if the signatures thereto were upon the same instrument.

            ss.  17.  Termination  of  Guaranty.  Subject to the  provisions  of
Section 5, this Guaranty shall terminate upon the irrevocable payment in full of the Notes and all other obligations of the Borrower under the Loan Agreement.

      ss. 18. Intercreditor Agreement. THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, AND ALL RIGHTS AND REMEDIES OF LENDER WITH RESPECT TO THE LOAN AND THE OBLIGATIONS OR ANY COLLATERAL FOR THE LOAN OR ANY OF THE OBLIGATIONS ARE EACH AND ALL SUBJECT TO THE TERMS AND CONDITIONS OF THE INTERCREDITOR AGREEMENT.

      This Guaranty has been executed by the Guarantor effective as of the date first written above.


                                    GUARANTOR:

                                    BROOKDALE LIVING COMMUNITIES, INC.,
                                    a Delaware corporation


                                    By: ______________________________________
                                    Name:     Darryl W. Copeland, Jr.
                                    Title:       Executive Vice President



                                    LENDER:

                                    BANC ONE CAPITAL PARTNERSHIP IV,
                                    LTD., an Ohio limited liability company

                                    By:   BOCP Holdings Corporation, an Ohio
                                    corporation, its Manager

                                          By:
                                          Name:     Michael S. Wood
                                          Title:      Authorized Signer

                                   Exhibit A


                            COMPLIANCE CERTIFICATE

                                 [INSERT DATE]

      The undersigned Guarantor is a party to a certain Guaranty Agreement dated June 17, 1998 (the "Guaranty") in favor of Banc One Capital Partners IV, Ltd. (the "Lender"). The Guarantor is executing and delivering this Certificate to the Lender pursuant to ss.4 of the Guaranty. Any defined term used in this Certificate and not otherwise defined in this Certificate shall have the meaning ascribed to it in the Guaranty. The Guarantor hereby certifies to the Lender as follows:

      1. Attached hereto and made part hereof are the financial statements required by ss.4 of the Guaranty, which financial statements conform in all material respects with the requirements of such Section.

      2. As of the date hereof, the Guarantor has no knowledge of any condition, event or act which with notice or lapse of time or both would constitute an Event of Default pursuant to Sections 8.1(t), 8.1(u) or 8.1(v) of the Loan Agreement.

      3. The status of the Guarantor's Net Worth, EBITDAR and Liquid Assets (as such terms are defined in the Loan Agreement) as of the date of the attached financial statements does not constitute an Event of Default under the aforementioned Sections of the Loan Agreement and is set forth below:

                  Net Worth:

                  Actual                        Required

                                                $110,000,000


                  EBITDAR:

                  Actual                        Required

                                                $  5,000,000

                  Liquid Assets:

                  Actual                        Required

                                                $  5,000,000

      IN WITNESS WHEREOF, the Guarantor has caused this Certificate to be executed and delivered by its duly authorized representative as of the date first set forth above.


GUARANTOR:

Brookdale Living Communities, Inc.

By: ______________________________________
Its: ______________________________________
Date: ____________________________________